POWER OF ATTORNEY

The undersigned, as a Section 16 reporting person of Veeva Systems Inc. (the
"Company"), hereby constitutes and appoints each of the persons listed on
Exhibit A attached hereto, the undersigned's true and lawful attorney-in-fact to:
1. complete and execute Form ID and Forms 3, 4, and 5 and other forms and all amendments thereto as such attorney-in-fact shall in his or her discretion determine to be required or advisable pursuant to Section 16 of the Securities
Exchange Act of 1934 (as amended) and the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the
Company; and
2. do all acts necessary in order to file such forms with the Securities and
Exchange Commission, any securities exchange or national association, the
Company and such other person or agency as the attorney-in-fact shall deem appropriate.

The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with the
Securities Exchange Act of 1934 (as amended).
This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the
Company and the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 15th day of June, 2015.

Signature: /s/ Frank Defesche
Name:    Frank Defesche
Date:  June 15, 2015

EXHIBIT A

Tim Cabral
Josh Faddis
Michele O'Connor
Eva Ng
Laura Fahnlander
Brian Patterson
Richard Blake
Meaghan Nelson
Brian Savage
Atticus Honore